RBC FUNDS TRUST

RBC BlueBay Diversified Credit Fund (the “Fund”)

Supplement dated October 3, 2017 to the Prospectus for the RBC BlueBay Funds dated January 27, 2017 (as may be supplemented from time to time)

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the investment strategies for the Fund are being amended to increase the Fund’s ability to invest in contingent convertible bonds.

Therefore, the third paragraph of the “Principal Investment Strategies” section of the Prospectus on page 39 and the fourth paragraph of the “More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks” – “RBC BlueBay Diversified Credit Fund” on page 61 are hereby replaced by the following:

The Fund may invest up to 50% of its net assets in convertible bonds, warrant-linked bonds and similar convertible instruments issued by domestic or international issuers. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, contingent convertible securities, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event occurs.

The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund’s investments may be of any maturity.

In addition, the following language is added at the end of the “Convertible Securities Risk” in the “Principal Risks” section on page 40 of the Prospectus and the “More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks” – “Convertible Securities Risk” section on page 64 of the Prospectus:

Contingent convertible securities are subject to additional risk factors. If an event occurs that triggers the conversion to equity or writing down of the security, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.